Exhibit 99.1

Zoned Properties Partners with Start-Up Cannabis Franchise Organization

SCOTTSDALE, Ariz., March 23, 2020 /BusinessWire/ -- Zoned Properties®, Inc. (OTCQB: ZDPY), a strategic real estate development firm whose primary mission is to provide real estate and sustainability services for the regulated cannabis industry, positioning the company for property acquisitions and revenue growth, today announced that it has partnered with a start-up cannabis franchise organization.

Zoned Properties has made an initial investment of $100,000 into the start-up cannabis franchise organization, in the form of a 5-year Convertible Debenture that bears interest at the rate of 6.5% per year. Assuming full conversion of the Convertible Debenture, at the sole discretion of the company, Zoned Properties would own a 33% membership interest in the organization. Bryan McLaren, Chief Executive Officer of Zoned Properties, will also serve on the franchise organization’s management committee to oversee the investment and provide advisory expertise.

“With this strategically placed investment, we are thrilled to formalize our partnership with an exciting and innovative new organization,” commented Bryan McLaren, Chief Executive Officer. “The founders of the start-up cannabis franchise organization have significant industry experience that we believe will be an important growth driver for Zoned Properties. We plan to release further details about the partnership and the start-up organization in the coming months.”

About Zoned Properties, Inc. (OTCQB: ZDPY):

Zoned Properties is a strategic real estate development firm whose primary mission is to provide real estate and sustainability services for clients in the regulated cannabis industry, positioning the company for real estate acquisitions and revenue growth. We intend to pioneer sustainable development for emerging industries, including the regulated cannabis industry. We are an accredited member of the Better Business Bureau, the U.S. Green Building Council, and the Forbes Real Estate Council. We focus on investing capital to acquire and develop commercial properties to be leased on a triple-net basis, and engaging clients that face zoning, permitting, development, and operational challenges. We provide development strategies and advisory services that could potentially have a major impact on cash flow and property value. We do not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substance Act of 1970, as amended (the “CSA”).

Website: www.ZonedProperties.com

Twitter: @ZonedProperties

LinkedIN: @ZonedProperties

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations

Zoned Properties, Inc.

Bryan McLaren
Tel (877) 360-8839
Investors@zonedproperties.com

www.zonedproperties.com